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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported): September 30, 2000

                              MOODY'S CORPORATION
             (Exact name of registrant as specified in its charter)

     DELAWARE                         1-14037                    13-3998945
  (State or other                 (Commission File            (IRS Employer
   jurisdiction of                    Number)               Identification No.)
   incorporation)

               99 CHURCH STREET
               NEW YORK, NEW YORK                     10007
    (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code: (212)553-0300


                        THE DUN & BRADSTREET CORPORATION
                             ONE DIAMOND HILL ROAD
                         MURRAY HILL, NEW JERSEY 07974
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events

     On December 15, 1999, the Board of Directors of the Registrant announced a preliminary decision to distribute to the holders of common stock of the Registrant (the "Distribution") all of the common stock of the Registrant's subsidiary, The New D&B Corporation ("New D&B"). On September 8, 2000, the Registrant's Board of Directors formally approved the Distribution and declared a dividend payable to each holder of record of the Registrant's common stock at the close of business on September 20, 2000 (the "Record Date") of one share of New D&B common stock for every two shares of the Registrant's common stock held by such holder at the close of business on the Record Date. Certificates representing shares of New D&B common stock will be mailed to stockholders of the Registrant on or about October 2, 2000. The Registrant has received a ruling from the Internal Revenue Service to the effect that the Distribution will be tax-free to the Registrant and its stockholders.

     As a result of the Distribution, the Registrant has been separated into two independent publicly traded companies: (i) New D&B, a leading global information company, and (ii) the Registrant, a leading global credit rating, research and risk analysis firm.

     New D&B is a Delaware corporation, the businesses of which consists of a leading global information company -- Dun & Bradstreet, Inc., the leading provider of business information and related decision-support services. In connection with the Distribution, New D&B has changed its name to "The Dun & Bradstreet Corporation". Shares of New D&B Common Stock are listed on the New York Stock Exchange, Inc. (the "NYSE") under the symbol "DNB".

     Moody's Investors Service, Inc., a subsidiary of the Registrant, provides credit opinions, research and ratings on fixed-income securities, issuers of securities and other credit obligations (the "Moody's Business"). The Moody's Business will remain with the Registrant after the Distribution. As a result of the Distribution, the Registrant has changed its name to "Moody's Corporation". The Registrant's common stock will continue to trade on the NYSE after the Distribution, but the symbol under which it trades has been changed from "DNB" to "MCO".

     As a result of the Distribution, the Registrant no longer has any ownership interest in New D&B. In addition, New D&B does not have any ownership interest in the Registrant.

     New D&B and the Registrant have entered into certain agreements governing the relationship between New D&B and the Registrant after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution, including contingent liabilities relating to certain litigation. Forms of such agreements are filed as Exhibits 10.1 to 10.8 to this Form 8-K.

     In connection with the Distribution, the Registrant has borrowed approximately $210 million under a new bank credit facility and expects to issue $300 million of senior notes. A portion of the proceeds of this indebtedness has been used to repay existing indebtedness of the Registrant prior to the Distribution. New D&B will retain the obligation for approximately $300 million of existing minority interest financing.

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          Attached hereto as Exhibit 99.1 is the Information Statement dated as of September 20, 2000 (the "Information Statement") which the Registrant has sent to each of the record holders of its common stock as of the close of business on the Record Date. The Information Statement contains additional information regarding the Distribution and the Registrant. The following sections of the Information Statement are included in Exhibit 99.1:

          Questions and Answers About the Distribution
          Information Statement Summary
          Forward-Looking Statements
          Risk Factors
          The Distribution
          Relationship Between the New D&B Corporation and Moody's
             Corporation After The Distribution
          Dividend Policies
          Moody's Corporation Capitalization
          Moody's Corporation Selected Financial Data
          Moody's Corporation Management's Discussion and Analysis of
             Financial Condition and Results of Operations
          Moody's Corporation Business
          Moody's Corporation Management and Executive Compensation
          Moody's Corporation Security Ownership By Certain Beneficial Owners
             and Management
          Financial Statements - Moody's Corporation (pages F-49 to F-80 inclusive)

          The information contained in the Information Statement under the caption "Moody's Corporation Management and Executive Compensation--Moody's Executive Officers" is supplemented to add the following with respect to additional persons who have been elected as executive officers of the
Registrant:

Name, Position with Moody's
Corporation and Age                               Biographical Data
----------------------------                      ------------------
Jeanne Dering, 44 ..............   Ms. Dering joined Moody's Investors Service,
Senior Vice President, Chief       Inc. in 1997 as managing director, finance
Financial Officer and Treasurer    officer and became chief financial officer
                                   of Moody's Investors Service, Inc. in 1998.
                                   Ms. Dering assumed her current position with Moody's on October 1, 2000. Prior to joining she spent over ten years at The Dun &
                                   Bradstreet Corporation in a number of
                                   financial management positions, including director of budgets & financial analysis and director of financial planning-acquisitions and new business development.

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John J. Goggins, 40...............    Mr. Goggins joined Moody's Investors
Senior Vice President and             Service, Inc. in February 1999 from
General Counsel                       Dow Jones & Company, where he served
                                      as counsel for three years and was
                                      responsible for securities,
                                      acquisitions and general corporate
                                      matters. Prior of Dow Jones, he was
                                      an associate at Cadwalader, Wickersham
                                      & Taft from 1985 to 1995, where he
                                      specialized in mergers and
                                      acquisitions. Mr. Goggins assumed
                                      his current position with Moody's
                                      on October 1, 2000.

Andrew E. Kimball, 50.............    Mr, Kimball joined Moody's Investors
Senior Vice President -               Service, Inc. in 1987 as a senior
Risk Management Services              analyst in the Structured Finance Group.
                                      He was named associate director in
                                      Structured Finance in 1988 and then, in
                                      1990, associate director of the newly-
                                      formed Speculative Grade Ratings Group.
                                      In 1994 he left the ratings side of the
                                      firm to become managing director of
                                      Corporate Ratings Services. He was
                                      named managing director of Information
                                      Management in 1997 and chief information officer in 1998. He became Managing
                                      Director of the Risk Management Services of Moody's Investors Service, Inc. in
                                      1999. Mr. Kimball assumed his current
                                      position with Moody's on October 1, 2000.




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ITEM 7.  Financial Statements: Pro Forma Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     The information included in the section of the Information Statement entitled "Moody's Corporation Pro Forma Condensed Financial Statements" is incorporated herein by reference. Readers should note that notwithstanding the legal form of the Distribution described above, whereby New D&B was "spun-off" by the Registrant, because of the relative significance of the New D&B business to the Registrant, New D&B is being treated as the "accounting successor" to the Registrant for financial reporting purposes. The pro forma financial statements incorporated by reference herein relate to the ongoing operations of the Registrant after the Distribution.

(c)  Exhibits

Exhibit No.    Description
----------     -----------

3.1            Restated Certificate of Incorporation of the Registrant dated
               June 15, 1998, as amended effective June 30, 1998, and as further amended effective October 1, 2000.

4.1            Specimen Common Stock certificate.

4.2 Five-Year Credit Agreement, dated as of September 11, 2000, among the Registrant, certain subsidiaries of the Registrant, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and The Bank of New York, as documentation agent.

4.3 364-Day Credit Agreement, dated as of September 11, 2000, among the Registrant, certain subsidiaries of the Registrant, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and The Bank of New York, as documentation agent.

10.1 Distribution Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet Corporation) and The
               Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.2 Tax Allocation Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet Corporation) and The
               Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.3 Employee Benefits Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B
               Corporation).

10.4 Intellectual Property Assignments, dated as of September 1, 2000, between the Registrant (f.k.a. The Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B
               Corporation).

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10.5  Shared Transaction Services Agreement, dated as of September 30, 2000, between the Registrant(f.k.a. The Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.6 Data Services Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation(f.k.a. The New D&B Corporation).

10.7 Transition Services Agreement dated as of September 30, 2000, between the Registrant(f.k.a. The Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation(f.k.a. The New D&B Corporation).

10.8 Insurance and Risk Management Services Agreement, dated as of September 30, 2000, between the Registrant(f.k.a. The Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

23.1  Consent of PricewaterhouseCoopers.

99.1  Information Statement, dated September 20, 2000.


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                                   SIGNATURES

     Pursuant in the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MOODY'S CORPORATION

                                        By: /s/  John Goggins
                                           ------------------------------------
                                           Name:  John Goggins
                                           Title: Senior Vice President
                                                  and General Counsel



Date: October 3, 2000

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                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
 3.1           Restated Certificate of Incorporation of the Registrant dated June 15, 1998, as amended effective June 30, 1998, and as further amended effective October 1, 2000.

 4.1           Specimen Common Stock certificate.

 4.2           Five-Year Credit Agreement, dated as of September 11, 2000, among the Registrant, certain subsidiaries of the
               Registrant, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and The Bank of New York, as documentation agent.

 4.3           364-Day Credit Agreement, dated as of September 11, 2000, among the Registrant, certain subsidiaries of the
               Registrant, the lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank, N.A., as syndication agent, and The Bank of New York, as documentation agent.

10.1           Distribution Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet
               Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.2           Tax Allocation Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet
               Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.3           Employee Benefits Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet
               Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.4           Intellectual Property Assignments, dated as of September 1, 2000, between the Registrant (f.k.a. The Dun &
               Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.5           Shared Transaction Services Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun &
               Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.6           Data Services Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet
               Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.7           Transaction Services Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The Dun & Bradstreet
               Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

10.8           Insurance and Risk Management Services Agreement, dated as of September 30, 2000, between the Registrant (f.k.a. The
               Dun & Bradstreet Corporation) and The Dun & Bradstreet Corporation (f.k.a. The New D&B Corporation).

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
23.1      Consent of PricewaterhouseCoopers.

99.1      Information Statement, dated September 20, 2000.

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